UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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RiverNorth Funds
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RiverNorth/Oaktree High Income Fund

a series of

Rivernorth Funds

325 North LaSalle Street

Suite 645

Chicago, Illinois 60654

[        ], 2019

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (“Shareholders”) of the RiverNorth/Oaktree High Income Fund (“Fund”), a series of the RiverNorth Funds (the “Trust”), at a special meeting of Shareholders to be held on November 1, 2019 (“Meeting”). During the Meeting, Shareholders will vote on a proposal to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) with Oaktree Capital Management, L.P. (“Sub-Adviser” or “Oaktree Capital”), that will replace the current sub-advisory agreement with the Sub-Adviser (“Current Sub-Advisory Agreement”). If approved, the New Sub-Advisory Agreement would become effective as of the closing of the Merger (defined below) or on the date of such approval, whichever is later.

As discussed in more detail in the accompanying proxy statement, Oaktree Capital Group, LLC, a Delaware limited liability company (together with its affiliates, “Oaktree”), the parent company of the Fund’s Sub-Adviser, entered into an Agreement and Plan of Merger dated as of March 13, 2019 (the “Merger Agreement”) with Brookfield Asset Management Inc., a corporation incorporated under the laws of the Province of Ontario (together with its affiliates, “Brookfield”), pursuant to which Brookfield will acquire a majority economic interest in Oaktree (the “Merger”).

The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Notwithstanding this definition, a transaction which does not result in a change of actual control or management of an investment adviser is not deemed an “assignment” for purposes of the 1940 Act. If the Merger is consummated, Oaktree’s current management will maintain actual control of the management of Oaktree, subject to certain limited consent rights held by Brookfield, for an initial period of seven years or more following the closing of the Merger (or earlier if certain other conditions set forth in the Merger Agreement are triggered) (the “Initial Period”). Oaktree has informed the Board of Trustees of the Trust (hereinafter the “Board” or the “Board of Trustees”) that it does not believe the consummation of the Merger would be deemed an “assignment” of the Current Sub-Advisory Agreement, although such a determination is inherently uncertain. In accordance with the 1940 Act, however, the Current Sub-Advisory Agreement automatically terminates upon its assignment. To prevent any potential disruption in Oaktree’s ability to provide services to the Fund once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, the Fund is seeking shareholder approval of the New Sub-Advisory Agreement. All material terms will remain unchanged from the Current Sub-Advisory Agreement. The Merger is currently expected to close during the third quarter of 2019 (the “Closing”). If approved, the New Sub-Advisory Agreement would become effective at the Closing and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees. If the Merger does not occur, the Sub-Adviser will continue to provide the Fund sub-advisory services pursuant to the Current Sub-Advisory Agreement.

In anticipation of the completion of the Merger and related events, the Board of Trustees requested and received information and materials from the Adviser and Sub-Adviser regarding the Merger and on May 15, 2019, approved the New Sub-Advisory Agreement. In order to protect the Fund against disruption of investment services in the event the Shareholders have not approved the New Sub-Advisory Agreement prior to the date of the Closing, the Board intends to review and consider for approval an interim sub-advisory agreement with Oaktree Capital (the “Interim Agreement”) that will allow the Sub-Adviser to continue to advise the Fund for up to 150 days after the date of closing of the Merger or until the New Sub-Advisory Agreement is approved by Shareholders, if sooner. The Board expects to hold an in-person meeting on August 21, 2019 during which it will consider the Interim Agreement. The Interim Agreement, if approved by the Board, will take effect on the date of the Closing and the New Sub-Advisory Agreement will take effect if approved by Shareholders. The Interim Agreement and the New Sub-Advisory Agreement will allow Oaktree Capital to continue to serve as the sub-adviser to the Fund under terms that are the same, in all material respects, as the Current Sub-Advisory Agreement except that there will be a new initial term.

To provide for continuity in the investment management of the Fund, you are being asked to approve the New Sub-Advisory Agreement with Oaktree Capital. Under the Interim Agreement and the New Sub-Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of Oaktree Capital who provide sub-advisory services to the Fund are expected to remain the same in the near-term, and (iii) Oaktree Capital will continue to provide the same sub-advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board and the Fund’s investment adviser, RiverNorth Capital Management, LLC (“Adviser” or “RiverNorth Capital”).

In addition, the Board is asking you to approve a proposal to authorize RiverNorth Capital to enter into and materially amend sub-advisory agreements for the Fund with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional Shareholder approval, in accordance with exemptive relief that will be obtained from the Securities and Exchange Commission (“SEC”). This proposal will allow flexibility in hiring sub-advisers without the additional cost of a shareholder meeting.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Very truly yours,

/s/ Patrick W. Galley

Patrick W. Galley

President and Chairman of RiverNorth Funds

Rivernorth Funds

NOTICE OF THE
SPECIAL MEETING TO
SHAREHOLDERS

To be Held on

November 1, 2019

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders (“Shareholders”) of the RiverNorth/Oaktree High Income Fund (“Fund,” a series of RiverNorth Funds (the “Trust”), will be held in the offices of the Trust at 325 N. LaSalle Street, Suite 645 Chicago, IL 60654, on November 1, 2019 at 10:00 a.m. Central time.

At the Meeting, the Fund’s Shareholders will be asked to act upon the following:

1.	To approve the a new sub-advisory agreement (“New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund; RiverNorth Capital Management, LLC (“Adviser” or “RiverNorth Capital”) and Oaktree Capital Management, L.P. (“Sub-Adviser” or “Oaktree Capital”) that will replace the current sub-advisory agreement with the Sub-Adviser (the “Current Sub-Advisory Agreement”) (“New Sub-Advisory Agreement Proposal”);
2.	To authorize RiverNorth Capital to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining Shareholder approval (“Manager of Managers Proposal” and with the “New Sub-Advisory Agreement Proposal”, each, a “Proposal” and collectively, “Proposals”); and
3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Any Shareholder who owned shares of the Fund as of the close of business on September 10, 2019 (“Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any postponements or adjournments thereto. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of RiverNorth Funds, on behalf of the Fund

/s/ Patrick W. Galley

Patrick W. Galley, President and Chairman of RiverNorth Funds

[ ], 2019

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on November 1, 2019 or any Postponement or Adjournment Thereof.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com. A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 1290 Broadway, Suite 1100, Denver, Colorado, 80203 or by calling 1-888-848-7569.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder Proposals. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	To approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) among RiverNorth Funds (the “Trust”), on behalf of RiverNorth/Oaktree High Income Fund (the “Fund”), RiverNorth Capital Management, LLC (“Adviser” or “RiverNorth Capital”) and Oaktree Capital Management, L.P. (“Sub-Adviser” or “Oaktree Capital”) that will replace the current sub-advisory agreement with the Sub-Adviser (“Current Sub-Advisory Agreement”) (“New Sub-Advisory Agreement Proposal”);

2.	To authorize RiverNorth Capital to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining Shareholder approval (“Manager of Managers Proposal”) and with the “New Sub-Advisory Agreement,” each, a “Proposal” and collectively, “Proposals”); and

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Oaktree Capital and RiverNorth Capital have agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on September 10, 2019 (“Record Date”), you are entitled to vote with respect to the Proposals.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of the Trust at 325 N. LaSalle Street, Suite 645 Chicago, IL 60654, on November 1, 2019 at 10:00 a.m. Central time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve each Proposal?

A. Each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Patrick W. Galley and Jonathan M. Mohrhardt, as proxies, will vote your shares to approve the New Sub-Advisory Agreement, the Managers of Managers relief and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call toll free at 1-888-848-7569.

Proposal 1: The New Sub-Advisory Agreement Proposal

Q. Who is Brookfield Asset Management?

Brookfield Asset Management Inc., a corporation incorporated under the laws of the Province of Ontario (together with its affiliates, “Brookfield”), is a global alternative asset manager with over $350 billion in assets under management. For 120 years Brookfield has owned and operated assets on behalf of shareholders and investors with a focus on real estate, renewable power, infrastructure and private equity. Brookfield offers a range of public and private investment products and services which leverage its expertise and experience. Brookfield class A shares are co-listed on the New York Stock Exchange under the symbol “BAM”, the Toronto Stock Exchange under the symbol “BAM.A” and Euronext under the symbol “BAMA.” If the Merger is consummated, both Brookfield and Oaktree Capital Group, LLC, a Delaware limited liability company (together with its affiliates, “Oaktree”), will continue to operate their respective businesses independently, with each remaining under its current brand and led by its existing management and investment teams.

Q. Why am I being asked to vote on the New Sub-Advisory Agreement now?

A. Oaktree Capital serves as the sub-adviser to the Fund and manages a portion of the assets of the Fund across a wide range of investment strategies within six asset classes: distressed debt, corporate debt (including mezzanine finance, high yield bonds and senior loans), control investing, convertible securities, real estate and listed equities. The Sub-Adviser manages the Core Fixed Income and Opportunistic Income strategies.

Oaktree, the parent company of the Fund’s Sub-Adviser, entered into an Agreement and Plan of Merger dated as of March 13, 2019 (the “Merger Agreement”) with Brookfield, pursuant to which Brookfield will acquire a majority economic interest in Oaktree (the “Merger”). The Merger is currently expected to close during the third quarter of 2019 (the “Closing”). If the Merger is consummated, Oaktree’s current management will maintain actual control of the management of Oaktree, subject to certain limited consent rights held by Brookfield, for an initial period of seven years or more following the Closing (or earlier if certain other conditions set forth in the Merger Agreement are triggered) (the “Initial Period”).

If a specified client consent percentage (as measured by Oaktree fee revenues calculated in accordance with the Merger Agreement) object to the Merger (as determined in accordance with the Merger Agreement) (such percentage, the “Specified Percentage”), then neither party will be obligated to complete the Merger. If the Shareholders do not vote to approve the New Sub-Advisory Agreement, such objection will be taken into account when determining the Specified Percentage noted above. However, even if the Shareholders do not approve the New Sub-Advisory Agreement, the Closing may still occur. See “Q. What are the conditions of the Merger Agreement?”

Oaktree does not believe the consummation of the Merger would be deemed an “assignment” of the Current Sub-Advisory Agreement, although such a determination is inherently uncertain. If the consummation of the Merger were determined to result in an assignment for purposes of the 1940 Act, however, then the Current Sub-Advisory Agreement would automatically terminate on the date of the Closing. To prevent any potential disruption in Oaktree’s ability to provide services to the Fund once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, the Fund is seeking stockholder approval of the New Sub-Advisory Agreement. All material terms will remain unchanged from the Current Sub-Advisory Agreement. If approved, the New Investment Advisory Agreement would become effective at the Closing and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees.

Q. What are the conditions of the Merger Agreement?

A. The obligation of the parties to complete the Merger is subject to customary closing conditions, including, without limitation: (i) the adoption of the Merger Agreement by holders of Oaktree Class A Units and Class B Units, voting together as a single class, representing a majority of the voting interests in Oaktree; (ii) the absence of any order or preliminary or permanent injunction preventing the consummation of the Merger; (iii) the expiration or termination of the applicable Hart-Scott-Rodino Antitrust Improvements Act waiting period and receipt of certain other required antitrust and other regulatory approvals, including, without limitation, from the Committee on Foreign Investment in the United States; (iv) the effectiveness of the registration statement pursuant to which the Brookfield Class A Shares to be issued as part of the share consideration will be registered; (v) approval from the New York Stock Exchange for the listing of the Brookfield Class A Shares to be issued as part of the share consideration; (vi) completion of the mandatory and optional exchanges described in the Unitholder Support Agreement, dated as of March 13, 2019, as it may be amended from time to time, among Brookfield, Berlin Merger Sub, LLC, Oaktree, Oaktree Capital Group Holdings, L.P. (“OCGH”) and Oaktree Capital Group Holdings GP, LLC (the “Support Agreement”), pursuant to which certain limited partners of OCGH will exchange their units in OCGH for OCG Class A Units (such exchange, the “OCGH exchange”) and (vii) calculated as of a date between 5-10 days prior to Closing, investment advisory clients representing at least 82.5% of the aggregate annualized investment advisory, investment management, sub-advisory or other similar recurring fees of all Oaktree investment advisory clients (based upon assets under management as of February 28, 2019), calculated in accordance with the Merger Agreement, will have consented to the transactions, as described in the Merger Agreement.

Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

Q. Will the Merger change how the Fund is managed?

A. No, the Merger is not expected to have any impact on the Fund’s management or day-to-day operations for at least the duration of the Initial Period. The Fund’s existing directors and officers will continue to serve in their current roles and there is not expected to be any near-term change in the personnel providing services to the Fund. The Fund’s investment objective will remain unchanged as a result of the entry into the New Sub-Advisory Agreement. After the Closing, the Fund will continue to be an open-end investment company under the 1940 Act. Shareholders will continue to own the same amount and type of shares in the Fund. The Fund’s name will continue to be RiverNorth/Oaktree High Income Fund.

Q. What will happen if the New Sub-Advisory Agreement Proposal is not approved or the Merger is not completed?

A. If the Fund’s Shareholders do not approve the proposal, the Current Sub-Advisory Agreement with Oaktree will remain in effect. If the Merger does not occur, the Sub-Adviser will continue to provide the Fund sub-advisory services pursuant to the Current Sub-Advisory Agreement.

Q. What will happen if the Closing occurs before the Shareholders approve the New Sub-Advisory Agreement?

A. If the Shareholders do not vote to approve the New Sub-Advisory Agreement, such objection will be taken into account when determining the Specified Percentage, however, the approval by the Fund’s Shareholders is not a condition of the Closing.

The Board of Trustees of the Trust (hereinafter the “Board” or the “Board of Trustees”), including each member who is not an “interested person” (as that term is defined in the 1940 Act) of the Fund (“Independent Trustees”), expects to hold an in-person meeting on August 21, 2019 during which it will consider an interim agreement with Oaktree Capital (the “Interim Agreement”). If approved by the Board, the Interim Agreement will take effect on the date of the Closing in the event that Shareholders have not yet approved the New Sub-Advisory Agreement. The Interim Agreement will allow Oaktree Capital to continue to serve as the Sub-Adviser to the Fund under terms that are the same, in all material respects except that there will be a new initial term, as the Current Sub-Advisory Agreement for up to 150 days following the date of the Closing or until the New Sub-Advisory Agreement is approved by Shareholders, if sooner. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if stockholder approval is not obtained in that time and the Sub-Adviser is unable to continue to provide advisory services to the Fund.

Q. Has the Board of Trustees approved the New Sub-Advisory Agreement and how does the Board recommend that I vote?

A. The Board of Trustees unanimously approved the New Sub-Advisory Agreement at a meeting held on May 15, 2019 and recommends that you vote “FOR” the New Sub-Advisory Agreement Proposal.

Proposal 2: The Manager of Managers Proposal

Q. Why am I being asked to vote on the Manager of Managers Proposal?

A. RiverNorth Capital intends to obtain exemptive relief from the SEC that will provide RiverNorth Capital with the flexibility to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees, but without Shareholder approval, which allows the Fund to avoid the costs and delays associated with holding a Shareholder meeting. This is referred to as “Manager of Managers” relief.

The proposed Manager of Managers relief will empower the Board of Trustees, on behalf of the Fund, to approve a new sub-adviser, or change an existing sub-adviser, without a proxy solicitation. Under the arrangement, Shareholders will receive substantially the same information about a sub-adviser change as they would have received if they had received voting materials for the change. This information will be delivered to Shareholders within 90 days after the change. The Board of Trustees, including a majority of the Independent Trustees, is required to approve any agreement with a new sub-adviser or any change in an existing sub-adviser’s agreement.

Q. Would the Fund have to pay more fees or expenses with the Manager of Managers relief?

A. No. If a new sub-adviser charges a higher fee than its predecessor (or if an existing sub-adviser increases its fee), RiverNorth Capital would not be permitted to pass these costs on to the Fund without first obtaining shareholder approval.

Q. Has the Board of Trustees approved the Manager of Managers Proposal and how does the Board recommend that I vote?

A. The Board of Trustees unanimously approved the Manager of Managers Proposal at an in-person meeting held on August 21, 2019 and recommends that you vote “FOR” the Manager of Managers Proposal.

RiverNorth/Oaktree High Income Fund

a series of

Rivernorth Funds

PROXY STATEMENT

for the Special Meeting of Shareholders to be held on November 1, 2019

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (hereinafter the “Board” or the “Board of Trustees”) of RiverNorth Funds (“Trust”), on behalf of the RiverNorth/Oaktree High Income Fund, a series of the Trust (“Fund”), to be used at the special meeting of shareholders (“Shareholders”) of the Fund to be held in the offices of the Trust at 325 N. LaSalle Street, Suite 645 Chicago, IL 60654, on November 1, 2019 at 10:00 a.m. Central time and at any postponements and adjournments thereof (such meeting and any postponements and adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about [       ], 2019 of the Notice of the Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail or telephone (i) by officers and Trustees of the Trust, (ii) by officers, employees and agents of the Fund’s investment adviser, RiverNorth Capital Management, LLC (“RiverNorth Capital” or “Adviser”) and/or its affiliates, (iii) by officers, employees and agents of the Fund’s sub-adviser, Oaktree Capital Management, L.P. (“Oaktree Capital” or “Sub-Adviser”) and/or its affiliates, and (iv) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, the Fund’s shareholders will be asked to act upon the following:

1.	To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund; RiverNorth Capital; and Oaktree Capital that will replace the current sub-advisory agreement with the Sub-Adviser (the “Current Sub-Advisory Agreement”) (“New Sub-Advisory Agreement Proposal”);

2.	To authorize RiverNorth Capital, with respect to the Fund, to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional Shareholder approval (“Manager of Managers Proposal” and with the “New Sub-Advisory Agreement Proposal”, each, a “Proposal” and collectively, “Proposals”); and

1

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on September 10, 2019 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting or any postponements or adjournments thereto. The vote for each Proposal will be at the Fund level, meaning that the Shareholders of all classes of the Fund will vote together.

Fund	Number of Shares Issued and Outstanding
RiverNorth/Oaktree High Income Fund	5,355,255.556

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement.

2

PROPOSAL 1:

APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Background

Oaktree Capital serves as the sub-adviser to the Fund and manages a portion of the assets of the Fund across a wide range of investment strategies within six asset classes: distressed debt, corporate debt (including mezzanine finance, high yield bonds and senior loans), control investing, convertible securities, real estate and listed equities. The Sub-Adviser manages the Core Fixed Income and Opportunistic Income strategies.

Oaktree, the parent company of the Sub-Adviser, entered into an Agreement and Plan of Merger dated as of March 13, 2019 with Brookfield, pursuant to which Brookfield will acquire a majority economic interest in Oaktree (the “Merger”). Following the Closing, Brookfield will hold an approximately 62% economic interest in Oaktree’s business and Oaktree’s founders and certain other members of Oaktree’s management and employees will own the remaining 38% economic interest in Oaktree’s business. It is currently anticipated that the board of the parent company of the Sub-Adviser will consist of ten individuals following the Closing, eight of whom are current board members of Oaktree Capital Group, LLC and two of whom will be Brookfield representatives. Oaktree will continue to operate its business under the Oaktree name and current management will continue to manage the Oaktree business. In addition, Howard Marks, the Co-Chairman of Oaktree, is expected to join Brookfield’s board of directors following the Closing.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Notwithstanding this definition, a transaction which does not result in a change of actual control or management of an investment adviser is not deemed an “assignment” for purposes of the 1940 Act.

The Merger has been structured so that Oaktree’s current management will maintain actual control of the management of Oaktree, subject to certain limited consent rights held by Brookfield, for the Initial Period. As a result, Oaktree has informed the Board that it does not believe the consummation of the Merger would be deemed an “assignment” of the Current Sub-Advisory Agreement under the 1940 Act, although such a determination is inherently uncertain. In accordance with the 1940 Act, however, the Current Sub-Advisory Agreement automatically terminates upon its assignment. To prevent any potential disruption in Oaktree’s ability to provide services to the Fund once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, the Fund is seeking Shareholder approval of the New Sub-Advisory Agreement. All material terms will remain unchanged from the Current Sub-Advisory Agreement. If approved, the New Sub-Advisory Agreement would become effective at the Closing or on the date of such approval, whichever is later, and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees.

Merger Agreement

Oaktree Capital Group, LLC, the parent company of the Sub-Adviser, entered into an Agreement and Plan of Merger with Brookfield, which provides that Brookfield will acquire a majority economic interest in Oaktree. The obligation of the parties to complete the Merger is subject to customary closing conditions, including, without limitation (i) the adoption of the Merger Agreement by holders of Oaktree Class A Units and Class B Units, voting together as a single class, representing a majority of the voting interests in Oaktree; (ii) the absence of any order or preliminary or permanent injunction preventing the consummation of the Merger; (iii) the expiration or termination of the applicable Hart-Scott-Rodino Antitrust Improvements Act waiting period and receipt of certain other required antitrust and other regulatory approvals, including, without limitation, from the Committee on Foreign Investment in the United States; (iv) the effectiveness of the registration statement pursuant to which the Brookfield Class A Shares to be issued as part of the share consideration will be registered; (v) approval from the New York Stock Exchange for the listing of the Brookfield Class A Shares to be issued as part of the share consideration; (vi) the completion of the OCGH exchange and (vii) calculated as of a date between 5-10 days prior to closing, investment advisory clients representing at least 82.5% of the aggregate annualized investment advisory or similar fees of all Oaktree investment advisory clients (based upon assets under management as of February 28, 2019) calculated in accordance with the Merger Agreement, will have consented to the transactions, as described in the Merger Agreement. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

If a Specified Percentage of Oaktree’s clients (as measured by fee revenues calculated in accordance with the Merger Agreement) object to the Merger, then neither party will be obligated to complete the Merger. If the Shareholders do not vote to approve the New Sub-Advisory Agreement, such objection will be taken into account when determining the specified consent percentage noted in (vii) above.

Information about Executive Officers and Leadership

Upon the Closing, both Brookfield and Oaktree will continue to operate their respective businesses independently, with each remaining under its current brand and led by its existing management and investment teams. Howard Marks will continue as Co-Chairman of Oaktree, Bruce Karsh as Co-Chairman and Chief Investment Officer, and Jay Wintrob as Chief Executive Officer. Howard Marks and Bruce Karsh will continue to have operating control of Oaktree as an independent entity for the foreseeable future. In addition, Howard Marks will join Brookfield’s board of directors. There are no anticipated changes to fund-level governance, investment committees or investment teams.

Each of the Independent Trustees is expected to continue to serve on the Board of Trustees following the Closing. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund.

New Sub-Advisory Agreement

To provide for continuity in the investment management of the Fund, you are being asked to approve the New Sub-Advisory Agreement with Oaktree Capital. If approved, the New Sub-Advisory Agreement would become effective at the Closing or on the date of such approval, whichever is later, and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees.

Board Approval and Recommendation

During its meeting on May 15, 2019, the Board of Trustees considered various factors relating to the Merger and the New Sub-Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by Oaktree Capital at the Board’s request.

On May 15, 2019, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Sub-Advisory Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of the Current and New Sub-Advisory Agreements

The New Sub-Advisory Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Fund:

●	the date of the Current Sub-Advisory Agreement;

●	the date on which the Current Sub-Advisory Agreement was last approved by the Board and shareholders;

●	the sub-advisory fee rates under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement; and

●	the sub-advisory fees paid to Oaktree Capital originating from the Fund during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016.

The terms of the New Sub-Advisory Agreement are the same as those of the Current Sub-Advisory Agreement in all material respects except that there will be a new initial term. If approved by the Board at the in-person meeting on August 21, 2019, the terms of the Interim Agreement will be the same as those of the Current Sub-Advisory Agreement in all material respects except that there will be a new initial term. The Current Sub-Advisory Agreement was last approved by the Board of Trustees on November 13, 2018.

An expense waiver agreement is currently in place between the Fund and the Adviser; however, other than the terms of the Current Sub-Advisory Agreement, there is no separate expense waiver agreement between the Fund and Oaktree Capital under which Oaktree Capital would waive or reduce the compensation payable to Oaktree under the Current Sub-Advisory Agreement.

Services Provided

Under the terms of the Current Sub-Advisory Agreement, Oaktree Capital serves as the sub-adviser for the Fund to manage a discrete portion of the assets of the Fund (the “Sub-Adviser Assets”) subject to the supervision of the Adviser and the Board. The Sub-Adviser is responsible for the investment management of the Sub-Adviser Assets, including the authority (i) to make all investment decisions with respect to the Sub-Adviser Assets, including without limitation the discretion to acquire (by purchase, exchange, subscription or otherwise), hold and dispose of (by sale, exchange or otherwise) investments, (ii) to enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Sub-Adviser of its duties hereunder, and (iii) to grant on behalf of the Fund any consents or waivers relating to the Sub-Adviser Assets. The Sub-Adviser is prohibited from consulting with any other sub-adviser to the Fund concerning transactions for the Fund in securities or other assets.

Compensation

Fund	Fee Rates (annualized rate, identical for each agreement)
RiverNorth/Oaktree High Income Fund	0.50% of the average daily gross assets of the Fund allocated to Oaktree Capital.

The sub-advisory fee rates payable to Oaktree Capital under the New Sub-Advisory Agreement will be identical to the fee rates payable under the Current Sub-Advisory Agreement. The sub-advisory fee rates payable to Oaktree Capital under the Interim Agreement will be identical to the fee rates payable under the Current Sub-Advisory Agreement if approved by the Board at the in-person meeting on August 21, 2019.

Liability and Indemnification of Oaktree Capital

Under the terms of the Current Sub-Advisory Agreement, Oaktree Capital is required to exercise the level of judgment required of others in a similar position in rendering its services in accordance with the terms of the Current Sub-Advisory Agreement. Otherwise, in the absence of willful misconduct, bad faith or gross negligence on the part of the Sub-Adviser, the Sub-Adviser, each of its affiliates and all respective partners, officers, directors and employees and each person, if any, who within the meaning of the Securities Act controls the Sub-Adviser, if any, (i) is not subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which the New Sub-Advisory Agreement relates, including without limitation for any losses that may have been sustained in the purchase, holding or sale of Sub-Adviser Assets and (ii) is entitled to indemnification from the Adviser, the Trust and the Fund for certain liabilities or expenses (including without limitation reasonable attorneys’ fees and expenses sustained as a result of any willful misconduct, bad faith, gross negligence or violation of applicable law by the Adviser, the Trust or the Fund).

Term and Termination

If Shareholders approve the New Sub-Advisory Agreement, unless earlier terminated as described below, the New Sub-Advisory Agreement will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the New Sub-Advisory Agreement may be terminated at any time with respect to the Fund, without the payment of any penalty:

a)	By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Sub-adviser;
b)	By any party upon written notice to the other party in the event of a material breach of any provision of the Current Sub-Advisory Agreement by the other party if the material breach is not cured within 15 days of notice of the material breach; or
c)	By the Sub-Adviser upon not more than 60 days’ written notice to the Adviser and the Trust.

The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, will automatically terminate in the event of its assignment or the termination of the management agreement between the Trust and the Adviser.

If approved by the Board at the in-person meeting on August 21, 2019, the Interim Agreement will be substantively identical, in all material respects except that there will be a new initial term, to the Current Sub-Advisory Agreement. The commencement date of the Interim Agreement will take effect on the date of the Closing in the event that the New Sub-Advisory Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Sub-Advisory Agreement is approved by Shareholders, if sooner.

The New Sub-Advisory Agreement will be substantively identical, in all material respects except that there will be a new initial term, to the Current Sub-Advisory Agreement. The commencement date of the New Sub-Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Effect if the Merger is Not Approved

The obligation of the parties to complete the Merger is subject to customary closing conditions, including investment advisory clients representing at least 82.5% of the aggregate annualized investment advisory, investment management, subadvisory or other similar recurring fees of all Oaktree investment advisory clients (based upon assets under management as of February 28, 2019), calculated in accordance with the Merger Agreement, consenting to the transactions as described in the Merger Agreement. If a Specified Percentage of Oaktree’s clients object to the Merger, then neither party will be obligated to complete the Merger. If the Merger does not close for any reason, the Fund will continue to operate pursuant to the Current Sub-Advisory Agreement.

Evaluation by the Board

Summary of Board Meeting and Considerations

The Board of Trustees met in person on May 15, 2019 to evaluate, among other things, the Merger to determine whether approving the New Sub-Advisory Agreement was in the best interests of the Shareholders. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In voting to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Board considered that the Merger was not expected to affect the nature, extent and quality of the services to be provided by Oaktree Capital under the terms of the New Sub-Advisory Agreement. The Board recalled its prior deliberations where it noted that Oaktree Capital was subject to the supervision of the Adviser and the Board, and would provide to the Fund such investment advice that it, in its discretion, deemed to be advisable, as well as an investment program for the Fund consistent with its investment objective and policies. The Board reviewed details regarding the experience of Oaktree Capital’s investment personnel, operations, and experience managing other investment accounts. Based on the foregoing information, the Board, including the Independent Trustees, concluded that Oaktree Capital could be expected to continue to provide quality services to the Fund.

Investment Sub-Advisory Fee Rate: The Board considered that the fee that the Adviser pays Oaktree Capital would not change under the New Sub-Advisory Agreement. The Board recalled that it had previously determined and continued to believe that the fee paid to Oaktree Capital was reasonable given the fees Oaktree Capital charges other clients to manage similar strategies, as well as the overall reasonableness of the Fund’s sub-advisory fee.

Performance: The Board recalled its most recent review of the performance of the Fund and the tranche of the portfolio managed by Oaktree Capital, noting that it was generally satisfied with its returns in consideration of the overall market. The Board agreed that the Merger was not expected to cause any changes that were or could be expected to materially affect the performance of Oaktree Capital’s sleeve.

As to the cost of the services to be provided and the profits to be realized by Oaktree Capital, the Board reviewed Oaktree Capital’s financial condition before and after the Merger, noting that Oaktree Capital would be expected to benefit from the financial backing of Brookfield, a large public company. The Board also noted that Oaktree Capital was and would continue to be a part of a publically owned company, and accordingly, did not provide specific, non-public financial information, including profitability information that was not otherwise made publically available. The Board acknowledged that Oaktree Capital was not expected to receive any ancillary benefits other than the reputational and relationship benefits from its work with the Fund. Accordingly, the Trustees agreed that Oaktree Capital’s compensation was reasonable and its financial condition continued to be stable.

The Merger: After receiving substantial information, the Board was satisfied that the Merger would not result in any adverse consequences for the Fund. The Board noted representations from Oaktree Capital that the consummation of the Merger was not expected to result in any changes to the services the Sub-Adviser provides to the Fund, or the personnel providing those services.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Sub-Advisory Agreement, and to recommend to the Shareholders that they approve the New Sub-Advisory Agreement.

Section 15(f) of the 1940 Act

The Board has been informed that Brookfield and Oaktree will use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Fund from and after the Closing, which provides that when a sale of securities or a controlling interest in a sub-adviser occurs, the sub-adviser or any of its affiliated persons cannot receive any amount or benefit in connection with the sale unless two conditions are satisfied:

(1)	for three years following the consummation of the Merger, at least seventy-five percent (75%) of the Board must not be “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of Oaktree Capital, and
(2)	during the two years after the Merger, an “unfair burden” must not be imposed on the investment company as a result of the sale of such interest.

The Board of Trustees intends for the Merger to come within the safe harbor provided by Section 15(f) of the 1940 Act. Based on the information provided by Oaktree Capital, the Board believes that the Merger will not result in the imposition of an “unfair burden” on the Fund.

The Interim Agreement

The Board, including the Independent Trustees, expects to hold an in-person meeting on August 21, 2019 during which it will consider the Interim Agreement. If approved by the Board, the Interim Agreement will take effect on the date of the Closing in the event that Shareholders have not yet approved the New Sub-Advisory Agreement. The Interim Agreement will allow Oaktree Capital to continue to serve as the Sub-Adviser to the Fund under terms that are the same, in all material respects except that there will be a new initial term, as the Current Sub-Advisory Agreement for up to 150 days following the date of the Closing or until the New Sub-Advisory Agreement is approved by Shareholders, if sooner. Under the Interim Agreement and the New Sub-Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of Oaktree Capital who provide sub-advisory services to the Fund are expected to remain the same, and (iii) Oaktree Capital will continue to provide the same sub-advisory services to the Fund for the same fees subject to the oversight of the Board of Trustees and the Adviser, under terms that are similar, in all material respects except that there will be a new initial term, to the Current Sub-Advisory Agreement.

Information About Oaktree Capital Management, L.P.

The Sub-Adviser is currently engaged to provide sub-advisory services to the Fund in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by the Adviser and the Board of Trustees.

Currently, the Sub-Adviser is an indirect, wholly owned subsidiary of Oaktree Capital Group, LLC. After Closing, the Sub-Adviser will no longer be wholly owned by Oaktree Capital Group, LLC. However, Oaktree’s current management will maintain actual control of the management of the Sub-Adviser, subject to certain limited consent rights held by Brookfield, for the Initial Period. Howard Marks and Bruce Karsh serve as co-chairmen of the Adviser, and Jay Wintrob serves as chief executive officer. Oaktree Holdings, Inc. is the general partner of the Sub-Adviser. The principal address of the Sub-Adviser, its principal executive officers and its general partner is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE NEW SUB-ADVISORY AGREEMENT PROPOSAL

PROPOSAL 2:

APPROVAL OF THE MANAGER OF MANAGERS RELIEF

The Board has approved, and recommends that Shareholders approve, a proposal with respect to the Fund, authorizing RiverNorth Capital to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval (“Manager of Managers Proposal”).

Shareholder Approval of Sub-Advisory Agreements

The 1940 Act generally requires that fund shareholders approve any sub-advisory agreement. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or in the event of the “assignment” of an existing sub-advisory agreement. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Fund’s best interests if the Board represents the interests of Shareholders in approving or rejecting recommendations made by RiverNorth Capital regarding sub-advisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes.

Features of the Proposed Managers of Managers Relief

Under the proposed Managers of Managers relief, the Fund could (a) replace a sub-adviser without obtaining approval of the Fund's shareholders or (b) materially change an agreement with an existing sub-adviser without obtaining such shareholder approval.

Currently the Fund’s agreement with a new sub-adviser must receive shareholder approval within a limited period of time prescribed by SEC rules. If such votes are to be avoided, it is necessary to obtain an exemptive order from the SEC, as described further below. A fund that operates under an order of this type is commonly said to be operating with Managers of Managers relief.

Under the proposed Managers of Managers relief, the Board of Trustees, including a majority of the Independent Trustees, would still be required to approve any agreement with a new sub-adviser or any change in an existing agreement.

Shareholder approval would also be required if any increase were proposed in the investment advisory fee paid by the Fund to RiverNorth Capital. Also, all of the sub-adviser’s fees will continue to be paid by RiverNorth Capital rather than the Fund. This means that, even if a new sub-adviser charges a higher fee than its predecessor (or if an existing sub-adviser increases its fee), RiverNorth Capital (rather than shareholders) will pay the difference. Under the Managers of Managers relief, RiverNorth Capital would not be permitted to pass these costs on to the Fund without first obtaining shareholder approval.

Even under the Managers of Managers relief, shareholders will receive substantially the same information about a sub-adviser agreement change as they would have received if they had received voting materials for such change. This information will be delivered to shareholders within 90 days after the change.

SEC Exemptive Order

Before the Manager of Managers relief goes into effect, it will be necessary for the Trust to apply for and obtain an exemptive order (“Order”) from the SEC. The SEC has granted many such Orders in recent years. The SEC invariably imposes certain conditions intended to protect investors in the Fund. Based on prior orders, the Trust believes that any Order that it obtains will be subject to at least the following conditions:

•	Before the Fund may rely on the Order, the operation of the Fund in the manner, will be, or has been, approved by a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, or, in the case of a new Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated below, by the sole initial shareholder before such Fund’s shares are offered to the public.

•	The prospectus for the Fund will disclose the existence, substance, and effect of any order granted. The Fund will hold itself out to the public as employing the multi-manager structure. The prospectus will prominently disclose that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

•	The Adviser will provide general management services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to review and approval of the Board, the Adviser will (a) set a Fund’s overall investment strategies, (b) evaluate, select, and recommend Sub-Advisers to manage all or a portion of a Fund’s assets, and (c) implement procedures reasonably designed to ensure that Sub-Advisers comply with a Fund’s investment objective, policies and restrictions. Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.

•	The Fund will inform shareholders of the hiring of a new sub-adviser within 90 days after the hiring of the new sub-adviser.

•	At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

•	Independent legal counsel will continue to be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.

•	Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the profitability of the Adviser.

•	Whenever a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders, and does not involve a conflict of interest from which the Adviser or the affiliated sub-adviser derives an inappropriate advantage.

•	The Fund will disclose its aggregate fee in its registration statement.

•	In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested, the requested order will expire on the effective date of that rule.

•	Any new sub-advisory agreement or any amendment to the Fund’s existing Investment Management Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s Shareholders for approval.

Board Considerations

The Board believes that it is in the best interest of the Fund if the Board represents the interests of Shareholders in approving or rejecting recommendations made by RiverNorth Capital to provide investment advisory services to the Fund through one or more sub-advisers that have particular expertise in the type of investments in which the Fund invests.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in RiverNorth Capital for recommendation to the Board (subject to review and approval by the Board) in light of RiverNorth Capital’s investment advisory expertise and its experience in selecting and monitoring sub-advisers. The Board believes that if, in the future, it becomes appropriate to add or change a sub-adviser to the Fund, it can access this expertise and experience of RiverNorth Capital in ways that can add value to the Fund and its Shareholders.

Finally, the Board believes that it will retain sufficient oversight of the Fund’s sub-advisory arrangements to seek to ensure that Shareholders’ interests are protected whenever RiverNorth Capital recommends a sub-adviser or a modification of a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Order provides relief.

Implementation of the Managers of Managers Relief

The Manager of Managers relief will not be implemented for the Fund unless and until Shareholders have approved it. Even if the Fund’s Shareholders approve the Managers of Managers Proposal, implementation is contingent on receipt of an Order, as discussed above. There is no assurance, moreover, as to when or whether such an Order can be obtained. The Trust, therefore, does not expect to be in a position to implement the Managers of Managers relief for the Fund until sometime in 2020, at the earliest.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE MANAGER OF MANAGERS PROPOSAL

OTHER INFORMATION

OPERATION OF THE FUND

The Trust is an open-end diversified management investment company. The Trust has three separate series; each series issues either one or two classes of shares, all at no par value. The Trust is organized as an Ohio business trust and formed by an Agreement and Declaration of Trust dated July 18, 2006.

The Trust’s principal executive offices are located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust retains RiverNorth Capital Management, LLC as the investment adviser to the Fund. ALPS Distributors Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 serves as principal underwriter and distributor of the Fund. ALPS Fund Services, Inc. with principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, provides the Trust with transfer agent, accounting, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each Shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Sub-Advisory Agreement, the Managers of Managers relief and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust (“Secretary”) revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 5,355,255.556 shares of beneficial interest in the Fund issued and outstanding.

All Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2. Each Shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the New Sub-Advisory Agreement, the Managers of Managers relief and other matters to be considered (if any) of the Trust. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Trust means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Trust, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for the Proposals.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
RiverNorth/Oaktree High Income Fund	5,355,255.556

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Class I

NAME AND ADDRESS	NUMBER OF UNITS OWNED	PERCENT OF CLASS OWNED	TYPE OF OWNERSHIP
RiverNorth Funds 325 North LaSalle St. Suite 645 Chicago, IL 60654	3,148,143.964	66.52%	direct
Charles Schwab & Co. FBO Customers 101 Montgomery St. San Francisco, CA 94105	528,532.859	11.17%	beneficial

Class R

NAME AND ADDRESS	NUMBER OF UNITS OWNED	PERCENT OF CLASS OWNED	TYPE OF OWNERSHIP
Charles Schwab & Co. FBO Customers 101 Montgomery St. San Francisco, CA 94105	339,724.495	54.57%	BENEFICIAL
TD Ameritrade FBO Customers P.O. Box 2226 Omaha, NE 68103	128,884.386	20.70%	BENEFICIAL
National Financial Services, Inc. FBO Customers 200 Liberty Street # Financial New York, NY 10281	82,378.326	12.23%	BENEFICIAL
UBS Financial Services, Inc. FBO Customers 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086	41,355.783	6.64%	BENEFICIAL

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund. Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Oaktree Capital or any person controlling, controlled by or under common control with Oaktree Capital. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2019, to which Oaktree Capital was a party.

SHAREHOLDER PROPOSALS

The Trust did not receive any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust’s Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. Broadridge, a proxy solicitation firm has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of the Special Meeting and proxy and any additional materials relating to the Meeting and the cost of proxies will be borne by Oaktree Capital and RiverNorth Capital. The estimated cost of these services is approximately $35,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and RiverNorth Capital Management, LLC may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust’s Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Fund wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Fund owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, RiverNorth Funds, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-888-848-7569 or write the Trust at 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 1, 2019:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed New Sub-Advisory Agreement), and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Patrick W. Galley, President and Chairman of RiverNorth Funds

Dated [     ], 2019

If you have any questions before you vote, please call our proxy information line at [1-phone]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85285-S91578

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

NOTE: This voting instruction card must be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card, the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Statutory Trust Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
Special Meeting to Be Held on November 1, 2019.
The Proxy Statement for this meeting is available at www.proxyvote.com

E85286-S91578

RIVERNORTH/OAKTREE HIGH INCOME FUND
(THE "FUND")

This voting instruction card is solicited on behalf of the Board of Trustees of the Fund

The undersigned hereby appoints Patrick W. Galley and Jonathan M. Mohrhardt, or any of them each with full power of substitutions, as the proxy or proxies of the undersigned to (i) attend the Meeting, and any adjournments(s) or postponements(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement dated [TBD]. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	The New Sub-Advisory Agreement

EXHIBIT B:	Data Regarding the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement

EXHIBIT A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (this “Agreement”) is made and entered into as of this ___ day of ______, 2019, by and between RiverNorth Capital Management, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and Oaktree Capital Management, L.P. (the “Subadviser”), a Delaware limited partnership registered under the Advisers Act, located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, with respect to the Fund listed on Schedule A hereto (the “Fund”), a series of the RiverNorth Funds, an Ohio statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to a Management Agreement with the Trust dated as of the 28th day of December, 2010, as amended (the “Management Agreement”), been retained to act as investment adviser for the Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Management Agreement permits the Adviser to delegate certain of its duties under the Management Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that discrete portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage a discrete portion of the assets of the Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets, including, subject to the other provisions of this Agreement, the authority (i) to make all investment decisions with respect to the Subadviser Assets, including without limitation the discretion to acquire (by purchase, exchange, subscription or otherwise), hold and dispose of (by sale, exchange or otherwise) investments, (ii) to enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Subadviser of its duties hereunder, and (iii) to grant on behalf of the Fund any consents or waivers relating to the Subadviser Assets. Subadviser is prohibited from consulting with any other subadviser to the Fund concerning transactions for the Fund in securities or other assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts, including investment companies and managed accounts with similar or overlapping investment programs to those of the Subadviser Assets, and that the Adviser and the Trust do not object to such activities.

2. Duties of Subadviser.

a. Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if deemed appropriate in the Subadviser’s judgment, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its cash flow and cash available for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

b. Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practicable after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (subject to the obligations of the Adviser set forth below), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, or any other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, copies of the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund (or the Subadviser Assets) for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will use commercially reasonable efforts to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser shall perform quarterly compliance tests to ensure that the Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Subadviser has no separate and independent responsibility to test the Fund (or the Subadviser Assets) for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser no more than five (5) business days after the end of a calendar quarter if the Subadviser Assets are out of compliance with these diversification requirements. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will use commercially reasonable efforts to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objective, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of any modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner following a request from the Adviser such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

c. Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities and other investments in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. Such authorization shall include the ability to exercise authority with regard to corporate actions affecting investments in the Subadviser Assets.

The Subadviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser, or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

d. Power of Attorney. The Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact with full power and authority for the Adviser and the Trust and on their respective behalf to buy, sell and otherwise deal in securities, investment instruments and contracts relating to the same with respect to the Subadviser Assets. The Adviser and the Trust further grant to the Subadviser as their agent and attorney-in-fact the power and authority to do and perform every act necessary and proper to be done in the exercise of the foregoing powers as fully as the Adviser or the Trust might or could do if personally present. This power of attorney is coupled with an interest and shall terminate only on termination of this Agreement. The Subadviser agrees to provide the Adviser and the Trust, upon request, with copies of any such agreements executed on behalf of the Adviser or the Trust.

e. Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale, of the Subadviser Assets with or through such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall give primary consideration to obtaining for the Fund the most favorable price and efficient execution available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. It is expressly acknowledged that the Subadviser will not be obligated to solicit competitive bids for each transaction or to seek the lowest available commission cost. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available under the circumstances, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, none of the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser determines to purchase or sell a security or other investment for the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased if in the Subadviser’s reasonable judgment such aggregation would result in an overall economic benefit to the Subadviser Assets, taking into consideration the advantageous selling or purchase price, brokerage commissions and other expenses. The Adviser acknowledges that the determination of such economic benefit to the Fund by the Subadviser represents the Subadviser’s evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In any single transaction in which purchases and or sales of securities of any issuer for the account of the Fund are aggregated with other accounts managed by the Subadviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the Fund. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

f. Securities Transactions. The Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund only if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this Agreement and subsequently within six months of any material change thereto.

g. Books and Records. The Subadviser shall maintain such separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust, except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

h. Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the Adviser or the Trust with reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets or any material changes in the control or management of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis in person as agreed upon by the parties. The Subadviser will upon request provide the Adviser with information regarding the pricing of particular securities or obligations identified by the Adviser that are included among the Subadviser Assets (based on the Subadviser’s own pricing policies), it being understood and agreed that (i) the responsibility for pricing any such securities or obligations to calculate the Fund’s net asset value or for any other purpose remains the sole responsibility of the Adviser and (ii) the Subadviser will have no liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders for any assistance provided in connection with the pricing of securities or obligations.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts as may reasonably be requested by the Adviser with respect to the Subadviser Assets for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

i. Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of the Trust’s custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser sixty (60) days’ advance written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall, on each business day, provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions on such business day concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (i) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (ii) provide the Subadviser with all operational information necessary for the Subadviser to purchase, sell, trade or otherwise act with respect to the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3. Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, Subadviser will provide, at its own expense, the office space, furnishings and equipment and personnel required by it to perform the services on the terms and for the compensation provided herein, but shall not bear any expenses in connection with its activities under this Agreement that are not customarily regarded as overhead costs for an investment manager. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services (which include, but are not limited to, services provided in connection with the workout of securities or obligations held by the Fund); taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment or movement of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within fifteen (15) business days after the end of each quarter. In addition, interim Investment Reports may be issued at such times as may be mutually agreed upon by the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within the Investment Report. Each Investment Report will remain the property of the Subadviser and shall not be distributed or reproduced without the Subadviser’s prior written consent. For the avoidance of doubt, no Investment Report shall be deemed a “work for hire” and no rights in any such report shall attach to the Adviser, the Fund or the Trust.

6. Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month by the Adviser, calculated at an annual rate based on the average daily gross asset value of the Subadviser Assets. Assets of the Fund comprising the Subadviser Assets shall be valued consistently with the valuation of such assets in determining net asset value for purposes of establishing the offering and redemption price of shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

a. The Subadviser is registered as an investment adviser under the Advisers Act;

b. The Subadviser is a limited partnership duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder; and

c. The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its partners, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser.

8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

a. The Adviser is registered as an investment adviser under the Advisers Act;

b. The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

c. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

d. It received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement;

e. The Adviser and the Trust have duly entered into the Management Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Management Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund and the Adviser’s entering into and performing this Agreement; and

f. The Fund is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act by virtue of being a member of a “family of funds” as defined in Rule 144A.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material aspects.

10. Liability and Indemnification.

a. Liability. The Subadviser shall exercise that level of judgment required of others in a similar position in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misconduct, bad faith or gross negligence on the part of the Subadviser, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise that level of judgment required of others in a similar position in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misconduct, bad faith or gross negligence on the part of the Adviser, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

b. Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons sustain as a result of the Subadviser’s willful misconduct, bad faith, gross negligence, or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, sustained as a result of the Adviser’s willful misconduct, bad faith, gross negligence or violation of applicable law, including, without limitation, the federal and state securities laws.

The Trust and the Fund shall indemnify the Subadviser, its Affiliates and its Controlling Persons to the fullest extent permitted by law (taking into account any exemptive relief granted to the Fund or the Trust) against any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, sustained as a result of any (i) willful misconduct, bad faith, gross negligence or violation of applicable law, including, without limitation, the federal and state securities laws, by the Trust or the Fund, (ii) untrue statement of a material fact in any of the Fund’s registration statements relating to shares of the Fund or any other sales materials relating to the Fund or (iii) omission of a material fact required to have been included in such registration statement or sales material, or necessary to make the statements therein not misleading, unless in the case of clause (ii) or (iii) the statement or omission was made in reliance upon written information provided by the Subadviser to the Adviser or the Fund.

c. Acts of the Adviser. The Subadviser shall not be liable to the Adviser, the Trust, the Fund or their respective shareholders or Controlling Persons for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. Without limiting the indemnity set forth in subsection (b) above, the Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, sustained as a result of the Adviser’s failure to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

11. Duration and Termination.

a. Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

b. Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

i. By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

ii. By any party hereto upon written notice to the other party in the event of a material breach of any provision of this Agreement by the other party if the material breach is not cured within 15 days of notice of the material breach; or

iii. By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13. Reference to Adviser and Subadviser.

a. The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational or sales materials relating to the Fund (including, without limitation, prospectuses, proxy statements and reports to shareholders) that refer in any way to the Subadviser or refer to or contain any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser. If the name of the Subadviser or any variant thereof is included in the name of the Fund, such Fund name shall be changed to remove the name of the Subadviser or variant within one (1) business day following the earlier of (i) the termination of this Agreement and (ii) except during the initial start-up phase of the Fund, the failure of the Subadviser Assets for more than (60) sixty continuous days or more than ninety (90) total days, in each case in any twelve (12) month period, to constitute at least 50% of the total net assets of the Fund (unless otherwise agreed in writing by the Subadviser). After the initial start-up phase of the Fund, the Adviser shall promptly notify the Subadviser when the Subadviser Assets fail to constitute more than 50% of the total net assets of the Fund and when such 50% threshold is again exceeded. The Adviser and the Subadviser agree that at certain times it may advantageous for shareholders to hold the Fund’s assets in cash, as a temporary defensive position or otherwise. In such case, compliance with clause (ii) above may be temporarily waived by the Subadviser in its discretion. For purposes of this subsection (a), the initial start-up phase of the Fund will be completed upon the earlier of (x) 180 days following the first date on which shares in the Fund are sold and (y) the first date on which the Fund’s net asset value exceeds $100 million. The Adviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Adviser to satisfy the foregoing obligations.

b. Neither the Subadviser nor any Affiliate or agent of the Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser may be used by the Subadviser without obtaining the Adviser’s consent unless such consent is withdrawn in writing by the Adviser. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation. Notwithstanding the foregoing, the Adviser acknowledges and agrees that the Subadviser may identify the Adviser as a client of the Subadviser, which identification may include a statement describing the Subadviser’s role with respect to the Adviser and the Fund.

14. Amendment; Waiver. This Agreement may be amended by mutual written consent of the parties, provided that the terms of any material amendment shall be approved by: (a) to the extent required by the 1940 Act, the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law. No failure to exercise and no delay in exercising on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof.

15. Confidentiality. Each party hereto shall keep confidential and shall not disclose any and all information obtained in connection with the services rendered hereunder and relating to the other party (and in the case of the Adviser, the Fund) without the consent of such party, except to the extent that such disclosure meets one of the following conditions:

a. Law or Regulation. The disclosure is necessary to comply with applicable law or regulation or the rules or regulations of any self-regulatory organization or governmental body having jurisdiction over the Subadviser, the Adviser or the Fund;

b. Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

c. Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

d. Already Known. Such information already was known by the party prior to the date of this Agreement or becomes known to it from a source other than the other party (which source is not known to the recipient to be violating an obligation of confidentiality);

e. Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them;

f. Independently Developed. The party independently developed such information; or

g. Disclosure to Representatives. The disclosure is made to the party’s attorneys, accountants, officers, employees, advisory personnel, directors, trustees, partners or affiliates (“Representatives”), provided that such Representatives shall protect the confidentiality of such information pursuant to this paragraph 15 and each party shall remain liable for any breaches by its Representatives who are provided with confidential information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, in exchange for disclosing the Fund’s portfolio holdings.

16. Non-Exclusive Services. The Subadviser is free to act for its own account and to provide to others services similar to those to be provided hereunder. The Adviser acknowledges that the Subadviser and its partners, principals, officers, employees and agents, and the Subadviser’s other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the time being held, acquired for or disposed of under this Agreement for the Fund. The Adviser agrees that the Subadviser may give advice and take action in the performances of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Subadviser Assets.

17. Additional Information. Without limiting any other provision of this Agreement, the Adviser and the Fund shall furnish such other information with regard to their affairs as the Subadviser may reasonably request.

18. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, to the parties at the following addresses, which may from time to time be changed by the parties by notice to the other party:

a. If to the Subadviser:

Oaktree Capital Management, L.P.

Attention: Sheldon Stone

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Phone: 213-830-6464

If to the Adviser:

Jonathan Mohrhardt

c/o RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, Illinois 60654

Phone: 312-840-9012

19. Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

21. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

22. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

23. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

24. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER
RIVERNORTH CAPITAL MANAGEMENT, LLC

By:

Name:

Title:	President

SUBADVISER
OAKTREE CAPITAL MANAGEMENT, L.P.

By:

Name:

Title:

By:

Name:

Title:

TRUST
RIVERNORTH FUNDS

By:

Name:

Title:

SUBADVISORY AGREEMENT

between RiverNorth Capital Management, LLC (the “Adviser”),

and Oaktree Capital Management, L.P. (the “Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED	ANNUAL FEE
RiverNorth/Oaktree High Income Fund	0.50%

(Fee based on gross assets managed in the Fund. Asset levels to be calculated pursuant to paragraph 6.)

EXHIBIT B

DATA REGARDING THE CURRENT AND NEW SUB-ADVISORY AGREEMENT

A.	Dates of the Current Sub-Advisory Agreement

Date of the Agreement	Last approved by Board on	Last approved by Shareholders on
November 20, 2012	November 13, 2018	November 20, 2018

B.	Sub-Advisory Fee Rates Under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement.

Fund	Fee Rates (annualized rate, identical for each agreement)
RiverNorth/Oaktree High Income Fund	0.50% of the average daily gross assets of the Fund allocated to Oaktree Capital.

C.	Sub-Advisory Fees Paid to Oaktree Capital Originating from the Fund During the Fiscal Years Ended September 30, 2018, September 30, 2017 and September 30, 2016.

Aggregate Sub- Advisory Fees Paid to Oaktree Capital for Fiscal Year Ended 9/30/18	Aggregate Sub- Advisory Fees Paid to Oaktree Capital for Fiscal Year Ended 9/30/17	Aggregate Sub- Advisory Fees Paid to Oaktree Capital for Fiscal Year Ended 9/30/16
$184,792.72	$300,572	$285,782

B-1